M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

August 13, 1998

To Our Shareholders:

We are pleased to provide this annual report to the shareholders of Municipal Partners Fund II Inc. ("Fund") for the year ended June 30, 1998. During the first half of calendar 1998, bond prices fluctuated as the focus of the market shifted between domestic economic growth and international concerns. Overall, fixed-income prices increased and the Fund achieved a 2.85% return in net asset value during the first six months of 1998 (assuming the reinvestment of monthly dividends in additional shares of the Fund). For the twelve months ended June 30, 1998, the Fund's net asset value return was 10.95% (assuming the reinvestment of monthly dividends in additional shares of the Fund). On June 30, 1998, the Fund had a closing net asset value and market price per share of $14.42 and $12.75, respectively. During the twelve months ended June 30, 1998, the Fund continued to pay common stock shareholders a monthly income dividend of $0.0625 per share.

Early in the year, global investors focused on the turmoil in Asia and flocked to U.S. Treasuries as a safe-haven. Treasury yields fell as demand for these securities increased. In February, the Asian crisis had quieted and the market shifted its attention to the strong domestic economy. There were concerns that the strong economy and a tight labor market would result in an increase in inflation. Consequently, bonds reversed course and yields rose due to these fears.

Municipal bonds posted positive returns during the first half of 1998, yet failed to keep pace with advances in Treasuries. State and local governments took advantage of relatively low nominal interest rates by issuing more than $146 billion of debt. Municipal new issue volume for the first half of 1998 is 51% higher than the similar period last year. The abundance of new issue supply has caused municipals to be relatively undervalued versus Treasuries. Strong demand from property and casualty insurance companies, corporations and mutual funds helped absorb the supply.

On June 30, 1998, the Fund's long-term holdings consisted of 54 issues throughout 25 different states with an average double -A quality rating. The industry sector weightings are well diversified, with the greatest emphasis in healthcare, transportation and housing bonds.

We appreciate your continued support of the Fund and encourage you to call 888-777-0102 with any questions or comments.

Cordially,


/s/ William D. Cvengros                             /s/ Heath B. McLendon

William D. Cvengros                                 Heath B. McLendon
Co-Chairman of the Board                            Co-Chairman of the Board


/s/ Marybeth Whyte

Marybeth Whyte
Executive Vice President

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Investments
June 30, 1998

 Principal
  Amount                                                                                Moody's/S&P
   (000)    Long-Term Investments-- 148.2%                                             Credit Rating        Value
--------------------------------------------------------------------------------------------------------------------
            California -- 11.8%
  $3,000    California State Housing Finance Agency Home Mortgage Revenue,
                Series H, 6.15% due 8/1/16............................................    Aa2/AA-       $  3,185,040
   2,900    California State Public Works Board, Lease Revenue Refunding Bonds
                (Various University of California Projects), 1993 Series A, 7.00% due
                3/1/14, Pre-Refunded 3/1/04...........................................      Aaa/A          3,353,070
   2,175    California State Public Works Board, Lease Revenue Refunding Bonds
                (Department of Corrections), Series A, 6.875% due 11/1/14,
                Pre-Refunded 11/1/04..................................................      Aaa/A          2,531,635
   1,000    West Covina, CA COP (Queen of the Valley Hospital), 6.50% due 8/15/14,
                Pre-Refunded 8/15/04..................................................      A2/NR          1,135,620
                                                                                                        ------------
                                                                                                          10,205,365
                                                                                                        ------------
            Colorado -- 1.3%
   1,000    Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
                Adventist Healthcare Project), Series 1993, 6.625% due 2/1/13.........   Baa2/BBB          1,076,200
                                                                                                        ------------

            Georgia -- 1.4%
   1,000    Fulton County, GASchool District Refunding GO, 5.25% due 1/1/14                Aa2/AA          1,046,580
     180    Fulton County, GA Housing Authority Single-Family Mortgage,
                6.60% due 3/1/28......................................................     NR/AAA            189,310
                                                                                                        ------------
                                                                                                           1,235,890
                                                                                                        ------------
            Hawaii -- 1.2%
   1,000    Hawaii State Department of Budget & Finance Special Purpose Revenue,
                6.00% due 7/1/11......................................................       A/A           1,082,050
                                                                                                        ------------

            Illinois -- 24.7%
   6,050    Chicago Heights, IL GO, Series A, FGIC-Insured, 5.65% due 12/1/16.........     Aaa/AAA         6,377,125
   4,255    Chicago, IL Board of Education (Chicago School Reform), MBIA-Insured,
                6.00% due 12/1/16.....................................................     Aaa/AAA         4,621,908
   3,500    Chicago, IL O'Hare International Airport Special Facility Revenue
                (International Terminal), MBIA-Insured, 6.75% due 1/1/18..............     Aaa/AAA         3,799,390
   2,000    Illinois Health Facilities Authority Revenue (Servantcor Project), Series A,
                FSA-Insured, 6.00% due 8/15/12, Pre-Refunded 8/15/06..................     Aaa/AAA         2,222,280
   1,000    Illinois Health Facilities Authority Revenue (Highland Park Project B),
                FGIC-Insured, 5.55% due 10/1/06.......................................     Aaa/AAA         1,072,350


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 2

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

June 30, 1998

 Principal
  Amount                                                                                Moody's/S&P
   (000)    Long-Term Investments (continued)                                          Credit Rating        Value
--------------------------------------------------------------------------------------------------------------------
            Illinois -- 24.7% (concluded)
  $1,850    Illinois Health Facilities Authority Revenue Refunding (SSM Health Care),
                MBIA-Insured, 6.55% due 6/1/13........................................     Aaa/AAA      $  2,172,030
            Illinois Health Facilities Authority Revenue (South Suburban Hospital Project):
     395        7.00% due 2/15/18, Pre-Refunded 2/15/02...............................       NR/A            438,745
     605        7.00%, ETM due 2/15/18................................................       NR/A            728,565
                                                                                                        ------------
                                                                                                          21,432,393
                                                                                                        ------------
            Indiana -- 5.4%
   2,000    Indiana Transportation Finance Authority Airport Facilities Lease Revenue,
                Series A, 5.50% due 11/1/17...........................................      A1/AA+         2,051,220
   2,500    Indianapolis, IN Airport Authority Revenue Refunding, Series A,
                FGIC-Insured, 5.60% due 7/1/15........................................     Aaa/AAA         2,604,150
                                                                                                        ------------
                                                                                                           4,655,370
                                                                                                        ------------
            Iowa -- 4.3%
   3,350    Iowa Finance Authority Hospital Facility Revenue Refunding (Trinity
                Regional Hospital Project), 7.00% due 7/1/12, Pre-Refunded 7/1/02.....      NR/NR          3,742,452
                                                                                                        ------------

            Louisiana -- 7.2%
   6,000    Louisiana Public Facilities Authority Hospital Revenue Refunding (Touro
                Infirmary Project), Series B, 6.125% due 8/15/23......................    Baa2/BBB         6,272,040
                                                                                                        ------------

            Massachusetts -- 1.3%
   1,000    Massachusetts State Health & Educational Facilities Authority Revenue
                (Dana Farber Cancer Project), Series G-1, 6.25% due 12/1/22...........      A1/A           1,094,430
                                                                                                        ------------

            Missouri -- 3.1%
   2,500    Missouri State Environmental Improvement & Energy Research Authority
                PCR Refunding (Associated Electric Coop Thomas Hill),
                5.50% due 12/1/10.....................................................      A1/AA          2,659,925
                                                                                                        ------------


            Nebraska -- 4.1%
   3,115    Nebraska Senior Subordinated Lien Revenue (NEBHELP Inc.), Series A-5,
                6.65% due 6/1/08......................................................     Aaa/NR          3,518,143
                                                                                                        ------------

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                       Page 3

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

June 30, 1998

 Principal
  Amount                                                                                Moody's/S&P
   (000)    Long-Term Investments (continued)                                          Credit Rating       Value
--------------------------------------------------------------------------------------------------------------------
            Nevada -- 6.4%
  $3,000    Clark County, NV IDR Refunding (Nevada Power Project), AMBAC-Insured,
                7.20% due 10/1/22.....................................................     Aaa/AAA      $  3,352,290
   1,000    Clark County, NV Passenger Facility Revenue (Macarran International
                Airport), MBIA-Insured, 5.75% due 7/1/23..............................     Aaa/AAA         1,047,190
   1,085    Nevada Housing Division, Single-Family Program, Series C, AMBAC-Insured,
                6.35% due 10/1/12.....................................................     Aaa/AAA         1,151,369
                                                                                                        ------------
                                                                                                           5,550,849
                                                                                                        ------------
            New Jersey -- 1.9%
     500    New Jersey EDA, Revenue Refunding (Trenton Office Complex),
                FSA-Insured, 5.25% due 6/15/12........................................     Aaa/AAA           525,290
   1,000    New Jersey EDA, Water Facilities Revenue (New Jersey American Water
                Co., Inc. Project), FGIC-Insured, 6.875% due 11/1/34..................     Aaa/AAA         1,127,520
                                                                                                        ------------
                                                                                                           1,652,810
                                                                                                        ------------
            New York -- 23.6%
   1,435    Long Island Power Authority, NY Electric Systems Revenue, Series A,
                FSA-Insured, 5.50% due 12/1/12........................................     Aaa/AAA         1,544,820
   2,500    Metropolitan Transportation Authority, NY (Transit Facilities),
                Series O, MBIA-Insured, 6.375% due 7/1/20, Pre-Refunded 7/1/04........     Aaa/AAA         2,819,350
   3,000    The City of New York, GOBonds, Fiscal 1994 Series B, Subseries B-1,
                7.00% due 8/15/16, Pre-Refunded 8/15/04...............................    Aaa/BBB+         3,474,330
   2,000    New York State Dormitory Authority Revenue (Manhattan Eye, Ear &
                Throat Hospital), 5.125% due 7/1/07...................................    Baa3/BBB-        2,039,740
   1,500    New York State Dormitory Authority Revenue (FHA Hospital New York
                Presbyterian), AMBAC-Insured, 5.50% due 2/1/11........................     Aaa/AAA         1,598,265
   1,500    New York State Local Government Assistance Corporation Revenue,
                Series A, 6.00% due 4/1/16............................................      A3/A+          1,636,245
   4,400    Port Authority of New York and New Jersey Construction, Ninety-Sixth Series,
                FGIC-Insured, 6.60% due 10/1/23.......................................     Aaa/AAA         4,863,276
   2,320    Triborough Bridge & Tunnel Authority, NY General Purpose Revenue,
                Series Y, 5.50% due 1/1/17............................................     Aa3/A+          2,467,644
                                                                                                        ------------
                                                                                                          20,443,670
                                                                                                        ------------
            Ohio -- 11.2%
  2,500     Franklin County, OH Hospital Revenue (Holy Cross Health Systems
                Corporation), 5.875% due 6/1/21.......................................     Aa3/AA          2,677,400
   3,300    Ohio State Water Development Authority Solid Waste Disposal Revenue
                (Broken Hill Proprietary Co., Ltd.), 6.45% due 9/1/20.................      A2/A           3,607,296



-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 4

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

June 30, 1998

 Principal
  Amount                                                                                Moody's/S&P
   (000)    Long-Term Investments (continued)                                          Credit Rating       Value
--------------------------------------------------------------------------------------------------------------------
            Ohio -- 11.2% (concluded)
  $3,250    The Student Loan Funding Corporation, Cincinnati, OH, Series 1993B,
                6.20% due 8/1/12......................................................      A/NR        $  3,372,882
                                                                                                        ------------
                                                                                                           9,657,578
                                                                                                        ------------

            Pennsylvania -- 3.1%
   2,490    Monroeville, PA Hospital Authority Hospital Revenue (Forbes Health System),
                7.00% due 10/1/13.....................................................     Baa1/A-         2,695,823
                                                                                                        ------------

            South Carolina -- 3.0%
   2,500    Greenville, SC Hospital Systems Hospital Facilities Revenue, Series B,
                5.70% due 5/1/12......................................................     Aa3/AA          2,635,675
                                                                                                        ------------

            Tennessee -- 2.5%
   1,950    The IDB of Humphreys County, TN (E.I. duPont de Nemours and Company
                Project), 6.70% due 5/1/24............................................    Aa3/AA-          2,151,337
                                                                                                        ------------

            Texas -- 10.7%
   4,500    Austin, TX Airport System Revenue, Series A, MBIA-Insured,
                6.20% due 11/15/15....................................................     Aaa/AAA         4,900,635
   1,475    Bell County,TX Health Facilities Development Corp. Revenue
                Refunding & Improvement (Cook Childrens Hospital),
                FSA-Insured, 5.00% due 12/1/16........................................     Aaa/AAA         1,440,249
   2,665    Port Corpus Christi Authority, TX Nueces County PCR (Hoechst Celanese
                Corporate Project), 6.875% due 4/1/17.................................      A2/A+          2,905,862
                                                                                                        ------------
                                                                                                           9,246,746
                                                                                                        ------------
            Utah -- 5.2%
   4,245    Utah State Housing Finance Agency Single-Family Mortgage, Issue H-2,
                6.25% due 7/1/22......................................................     Aaa/AAA         4,465,357
                                                                                                        ------------

            Virginia -- 6.2%
   2,000    Fairfax County, VA EDA Lease Revenue (Government Center Properties),
                5.50% due 5/15/18.....................................................     Aa2/AA          2,055,140
     805    Richmond, VA Metropolitan Authority Expressway Revenue Refunding,
                FGIC-Insured, 5.25% due 7/15/10.......................................     Aaa/AAA           852,181


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                        Page 5

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

June 30, 1998

 Principal
  Amount                                                                                Moody's/S&P
   (000)    Long-Term Investments (concluded)                                          Credit Rating       Value
--------------------------------------------------------------------------------------------------------------------
            Virginia -- 6.2% (concluded)
            Virginia State Housing Development Authority Commonwealth Mortgage:
  $1,015        Subseries A-4, MBIA-Insured, 6.20% due 7/1/12.........................    Aaa/AAA       $  1,085,633
   1,300        Subseries I-1, 6.55% due 7/1/17.......................................     Aa1/AA+         1,370,148
                                                                                                        ------------
                                                                                                           5,363,102
                                                                                                        ------------

            Washington -- 1.2%
   1,000    Washington State GO, Series C, 5.50% due 7/1/16...........................     Aa1/AA+         1,065,040
                                                                                                        ------------

            West Virginia -- 2.0%
   1,555    West Virginia State Water Development Authority, Loan Program II,
                Series A, 7.00% due 11/1/31, Pre-Refunded 11/1/01.....................      NR/A-          1,721,835
                                                                                                        ------------

            Wisconsin -- 3.0%
   2,485    Wisconsin Housing & EDA Revenue Refunding (Home Ownership),
                Series G, 6.30% due 9/1/17............................................      Aa2/AA         2,619,115
                                                                                                        ------------

            Wyoming -- 2.4%
   2,000    Wyoming Community Development Authority Housing Revenue, Series 1,
                6.10% due 12/1/14.....................................................      Aa2/AA         2,099,400
                                                                                                        ------------

            Total Long-Term Investments (Cost -- $118,344,041)........................                   128,342,595
                                                                                                        ------------


            Short-Term Investments - 2.3%
--------------------------------------------------------------------------------------------------------------------

            Ohio -- 0.2%
     200    Cuyahoga County, OH EDR (The Cleveland Orchestra Project), VRDD,
                3.70% due 4/1/28......................................................    VMIG 1/NR          200,000
                                                                                                        ------------

            Texas -- 2.1%
   1,800    Brazos River, TX Harbor Navigational District Harbor Revenue
                (Dow Chemical Company Project), VRDD, 4.05% due 5/1/27................     P-1/A-1         1,800,000
                                                                                                        ------------
            Total Short-Term Investments  (Cost -- $2,000,000).....................................        2,000,000
                                                                                                        ------------
            Total Investments - 150.5%  (Cost -- $120,344,041).....................................      130,342,595
                                                                                                        ------------


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 6

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Investments (concluded)
June 30, 1998

                                                                                                           Value
--------------------------------------------------------------------------------------------------------------------
            Other Assets in Excess of Liabilities - 1.5%...........................................     $  1,257,278
                                                                                                        ------------
            Total Net Assets - 152.0%..............................................................      131,599,873
                                                                                                        ------------
            Par value of 900 shares of preferred stock at $50,000 per share (Note 4) - (52.0%).....      (45,000,000)
                                                                                                        ------------
            Net Assets Applicable to Common Stock - 100%
            (equivalent to $14.42 per share on 6,007,094 common shares outstanding)................     $ 86,599,873
                                                                                                        ------------
                                                                                                        ------------


  See pages 8 and 9 for definition of bond ratings and certain security descriptions.

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Bond Ratings (unaudited)

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard
           &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

NR      -- Indicates that the bond is not rated by Moody's or Standard &
           Poor's as indicated.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Short-Term Securities Ratings (unaudited)

SP-1    -- Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard &Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature --
           VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
ETM      - Escrowed To Maturity                     PCR       - Pollution Control Revenue
FGIC     - Financial Guaranty Insurance Company     PSFG      - Permanent School Fund Guaranty
FHA      - Federal Housing Administration           RAN       - Revenue Anticipation Notes
FHLMC    - Federal Home Loan Mortgage               RIBS      - Residual Interest Bonds
             Corporation                            RITES     - Residual Interest Tax-Exempt Securities
FLAIRS   - Floating Adjustable Interest Rate        SYCC      - Structured Yield Curve Certificate
             Securities                             TAN       - Tax Anticipation Notes
FNMA     - Federal National Mortgage Association    TECP      - Tax Exempt Commercial Paper
FRTC     - Floating Rate Trust Certificates         TOB       - Tender Option Bonds
FSA      - Financial Security Assurance             TRAN      - Tax and Revenue Anticipation Notes
GIC      - Guaranteed Investment Contract           VA        - Veterans Administration
GNMA     - Government National Mortgage             VRDD      - Variable Rate Daily Demand
             Association                            VRWE      - Variable Rate Wednesday Demand

                                                                        Page 9

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Assets and Liabilities
June 30, 1998

Assets
Investments, at value (Cost -- $120,344,041)..........................................       $130,342,595
Cash..................................................................................             60,183
Interest receivable...................................................................          2,152,153
Receivable for securities sold........................................................          1,679,655
Unamortized organization expenses (Note 1)............................................              1,490
Prepaid expenses......................................................................             36,486
                                                                                             ------------
            Total assets..............................................................        134,272,562
                                                                                             ------------

Liabilities
Payable for securities purchased......................................................          2,505,565
Management fee payable (Note 2).......................................................             64,915
Accrued expenses......................................................................            102,209
                                                                                             ------------
            Total liabilities.........................................................          2,672,689
                                                                                             ------------
            Total net assets..........................................................       $131,599,873
                                                                                             ============

Net Assets
Preferred Stock (Note 4)..............................................................       $ 45,000,000
                                                                                             ------------
Common Stock ($0.001 par value, 100,000,000 shares authorized;
   6,007,094 shares outstanding)......................................................              6,007
Additional paid-in capital............................................................         83,244,145
Undistributed net investment income...................................................            619,216
Accumulated realized loss on investments..............................................         (7,268,049)
Net unrealized appreciation on investments............................................          9,998,554
                                                                                             ------------
            Net assets applicable to common stock.....................................         86,599,873
                                                                                             ------------
            Total net assets..........................................................       $131,599,873
                                                                                             ============

Net asset value per share of common stock ($86,599,873 / 6,007,094 shares outstanding)             $14.42
                                                                                                   ======


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Operations
For the Year Ended June 30, 1998

Investment Income
       Income
               Interest (reduced by net premium amortization of $68,713)...................           $ 7,376,515

     Operating Expenses
         Management fee (Note 2).................................................  $782,504
         Auction agent fee.......................................................   122,195
         Audit and tax services..................................................    70,271
         Legal...................................................................    40,000
         Printing................................................................    28,347
         Directors' fees and expenses (Note 2)...................................    26,615
         Custodian...............................................................    21,872
         Amortization of deferred organization expenses (Note 1).................    18,754
         Listing fee.............................................................    16,170
         Transfer agent..........................................................    15,107
         Other...................................................................    19,969
                                                                                   --------
           Total operating expenses........................................................             1,161,804
                                                                                                      -----------
     Net investment income.................................................................             6,214,711
                                                                                                      -----------

Net Realized and Unrealized Gain
     Net realized gain on investments......................................................               355,280
     Change in net unrealized appreciation on investments..................................             3,952,033
                                                                                                      -----------
     Net realized gain and change in net unrealized appreciation on investments............             4,307,313
                                                                                                      -----------
     Net increase in net assets from operations............................................           $10,522,024
                                                                                                      -----------
                                                                                                      -----------

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                        Page 11

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Changes in Net Assets

                                                                                          For the         For the
                                                                                        Year Ended      Year Ended
                                                                                          June 30,        June 30,
                                                                                            1998            1997
--------------------------------------------------------------------------------------------------------------------
Operations
     Net investment income ................................................             $  6,214,711    $  6,332,456
     Net realized gain on investments......................................                  355,280          61,017
     Change in net unrealized appreciation on investments..................                3,952,033       4,445,059
     Net increase in net assets from operations............................               10,522,024      10,838,532
                                                                                        ------------    ------------

Dividends
     To common shareholders from net investment income.....................               (4,505,321)     (4,484,296)
     To preferred shareholders from net investment income..................               (1,733,919)     (1,665,445)
     Net decrease in net assets from dividends.............................               (6,239,240)     (6,149,741)
     Total increase in net assets..........................................                4,282,784       4,688,791

Net Assets
     Beginning of year.....................................................              127,317,089     122,628,298
     End of year (includes undistributed net investment income of $619,216 and
          $643,745, respectively)..........................................             $131,599,873    $127,317,089
                                                                                        ============    ============


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 12

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Statement of Cash Flows
For the Year Ended June 30, 1998

Cash Flows Provided by Operating Activities
     Proceeds from sales of portfolio securities.............................................           $ 24,350,190
     Purchases of portfolio securities.......................................................            (22,683,483)
     Net purchase of short-term securities...................................................             (1,720,000)
                                                                                                        ------------
                                                                                                             (53,293)
     Net investment income ..................................................................              6,214,711
     Amortization of net premium on investments..............................................                 68,713
     Amortization of organization expenses...................................................                 18,754
     Net change in receivables/payables related to operations................................                (32,717)
                                                                                                        ------------
         Net cash provided by operating activities...........................................              6,216,168
                                                                                                        ------------

Cash Flows Used by Financing Activities
     Common stock dividends paid.............................................................             (4,505,321)
     Preferred stock dividends paid..........................................................             (1,733,919)
                                                                                                        ------------
         Net cash used by financing activities...............................................             (6,239,240)
                                                                                                        ------------
Net decrease in cash.........................................................................                (23,072)
Cash at beginning of year....................................................................                 83,255
                                                                                                        ------------
Cash at end of year..........................................................................           $     60,183
                                                                                                        ============

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                        Page 13

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Notes to Financial Statements

Note 1.  Significant Accounting Policies

Municipal Partners Fund II Inc. ("Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (see Note 4). The Fund commenced operations on July 30, 1993. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 3) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 4. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $93,817 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.


Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ("Investment Manager"), a subsidiary of PIMCO Advisors L.P. ("PIMCO"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Mutual Management Corp. ("MMC"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Agreement between the Investment Adviser and MMC. The investment advisory and administration agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Adviser, with and into Salomon Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. On such date, Travelers became the ultimate parent company of the Investment Adviser.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager, or the Investment Adviser.

At June 30, 1998, the Investment Adviser owned 4,161 shares of the Fund.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.


Note 3.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments for the year ended June 30, 1998, aggregated $25,189,048 and $26,029,845, respectively. At June 30, 1998, the Fund had a net capital loss carryover of approximately $7,268,000, of which $3,377,000 will be available through June 30, 2003, $3,081,000 will be available through June 30, 2004 and $810,000 will be available through June 30, 2005 to offset future capital gains to the extent provided by federal income tax regulations.

The federal income tax cost basis of the Fund's investments at June 30, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $10,025,670 and $27,116, respectively, resulting in net unrealized appreciation for federal income tax purposes of $9,998,554.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Note 4.  Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended June 30, 1998 ranged from 3.60% to 4.00%. The weighted average dividend rate for the year ended June 30, 1998 was 3.80%. The Board of Directors designated the dividend period commencing June 9, 1998 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on June 8, 1998 remains in effect through September 7, 1998 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.858%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.


Note 5.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.


Note 6.  Common Stock Dividends Subsequent to June 30, 1998

On July 1 and August 3, 1998, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0625 per share, payable on July 31 and August 28, 1998 to shareholders of record on July 21 and August 18, 1998, respectively.

MUNICIPAL PARTNERS FUND II INC.

Notes to Financial Statements (concluded)

Note 7.  Bylaw Amendment

The Board of Directors of the Fund reviewed and approved on July 14, 1998 various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each year:


                                                  1998         1997          1996         1995        1994(1)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..             $13.70       $ 12.92       $12.58       $12.02       $14.10
                                                 ------       -------       ------       ------       ------
Net investment income...............               1.03          1.05         1.05         1.07         0.89
Net realized gain (loss) and change in net
   unrealized appreciation (depreciation)
   on investments...................               0.72          0.75         0.29         0.57        (1.87)
                                                 ------       -------       ------       ------       ------
Total from investment operations....               1.75          1.80         1.34         1.64        (0.98)
                                                 ------       -------       ------       ------       ------
Less distributions
   Dividends to common shareholders
     from net investment income.....              (0.75)        (0.74)       (0.71)       (0.79)       (0.69)
   Dividends to preferred shareholders
     from net investment income.....              (0.28)        (0.28)       (0.29)       (0.29)       (0.17)
                                                 ------       -------       ------       ------       ------
Total distributions.................              (1.03)        (1.02)       (1.00)       (1.08)       (0.86)
                                                 ------       -------       ------       ------       ------
Offering costs on issuance of common
   and preferred shares............                  --           --           --           --        (0.24)
                                                 ------       -------       ------       ------       ------
Net asset value, end of year........             $14.42       $ 13.70       $12.92       $12.58       $12.02
                                                 ======       =======       ======       ======       ======
Per share market value, end of year.             $12.75       $12.375       $10.75       $10.75       $11.25
                                                 ======       =======       ======       ======       ======
Total investment return based on market
   price per share (2)..............              9.20%        22.80%        6.62%        2.97%      (15.92%)#
Ratios to average net assets of common
shareholders (3):
     Operating expenses.............              1.36%         1.42%        1.44%        1.50%        1.45%+
     Net investment income.........               7.27%         7.90%        8.09%        8.99%        7.22%+
Net assets of common shareholders,
   end of year (000)................            $86,600       $82,317      $77,628      $75,541      $72,222
Preferred stock outstanding,
   end of year (000)................            $45,000       $45,000      $45,000      $45,000      $45,000
Portfolio turnover rate.............                20%            7%          55%          24%          50%

------------------------------------------------------------------------------------------------------------
(1) For the period July 30, 1993 (commencement of investment operations) through
    June 30, 1994.
(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(3) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.
 #  Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $0.90) and end of period market value of $11.25 per share. This calculation is not annualized.
 +  Annualized.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Report of Independent Accountants


To the Board of Directors and Shareholders of Municipal Partners Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund II Inc. (the "Fund") at June 30, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 30, 1993 (commencement of investment operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 14, 1998

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                            Net Realized Gain
                                                                                             (Loss) &Change
                                                                                            in Net Unrealized
                                                                   Net Investment              Appreciation
                                                                       Income                 (Depreciation)
                                                                 -----------------          ------------------
Quarter Ended*                                                   Total   Per Share           Total   Per Share
--------------------------------------------------------------------------------------------------------------
September 30, 1996...........................................    $1,577    $0.26             $1,810    $0.30

December 31, 1996............................................     1,575     0.26              1,649     0.28

March 31, 1997...............................................     1,591     0.27             (1,971)   (0.33)

June 30, 1997................................................     1,589     0.26              3,018     0.50

September 30, 1997...........................................     1,586     0.26              2,321     0.39

December 31, 1997............................................     1,534     0.26              1,829     0.30

March 31, 1998...............................................     1,562     0.26               (186)   (0.03)

June 30, 1998................................................     1,533     0.25                343     0.06
--------------------------------------------------------------------------------------------------------------

  *Totals expressed in thousands of dollars except per share amounts.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Additional Shareholder Information (unaudited)

On January 15, 1998, a Special Meeting of the Fund was held for the purpose of voting on the following matters:

   1. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund;

   2.  The election of William D. Cvengros as a Director of the Fund.


   The results of the vote on Proposal 1 were as follows:

                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
--------------------------------------------------------------------------------------------------------
   5,354,982.043        97.14%         48,620.718           0.88%          109,079.429          1.98%
--------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                                         Shares          Percentage          Shares         Percentage
Name of Director                        Voted For       Shares Voted      Voted Against    Shares Voted
--------------------------------------------------------------------------------------------------------
William D. Cvengros                   5,407,888.172        98.10%          104,794.018         1.90%
--------------------------------------------------------------------------------------------------------

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Other Information (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Other Information (unaudited) (concluded)

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.



1998 Federal Tax Notice (unaudited)

During the year ended June 30, 1998, the Fund paid to shareholders $6,239,240 from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for regular Federal income tax purposes. You should consult your tax adviser as to the state and local tax treatment of the dividends you received.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C .

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer, and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and Travelers
      Investment Advisers, Inc.;
      Chairman, Smith Barney Strategy
      Advisors Inc.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

NEWTON B. SCHOTT
      Executive Vice President

MARYBETH WHYTE
      Executive Vice President

ALAN MANDEL
      Controller

ANTHONY PACE
      Assistant Controller

NOEL B. DAUGHERTY
      Secretary


Municipal Partners Fund II Inc.
      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MPT


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State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                              ---------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                              ---------------------


                 Municipal Partners
                 Fund II Inc.



                 Annual Report
                 JUNE 30, 1998